SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           -----------


                            FORM 8-K

                         CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                 Date of Report:  October 26, 2000



                       Thomas Nelson, Inc.

---------------------------------------------------------------
       (Exact Name of Registrant as Specified in Charter)

    Tennessee               0-4095                 62-0679364
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  (State or other       (Commission File        (I.R.S.
  Jurisdiction of           Number)              Employer
  Incorporation)                                 Identification
                                                 No.)


                        501 Nelson Place
                      Nashville, Tennessee         37214-1000
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                     (Address of Principal         (Zip Code)
                      Executive Offices)


Registrant's telephone number, including area code:  615/889-9000




Item 5.   Other Events.

     The attached press release provides information concerning the Company's revision of its expected earnings for the second quarter of fiscal year 2001 and Regulation FD disclosures.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits:

          (99) News Release, October 26, 2000.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THOMAS NELSON, INC.



                              By:    /s/ Joe L. Powers
                                 -------------------------
                              Name:  Joe L. Powers
                              Title:  Executive Vice President

Date:  October 26, 2000



                        INDEX TO EXHIBITS


       Exhibit
       Numbers
       -------
          99        News Release, October 26, 2000.